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                                                                   EXHIBIT 10.53

                               CONTINUING GUARANTY

          THIS CONTINUING GUARANTY ("Guaranty"), dated as of March 3, 2004, is executed and delivered by Midway Games Inc., a Delaware corporation, Midway Games West Inc., a California corporation, Midway Interactive Inc., a Delaware corporation, Midway Sales Company, LLC, a Delaware limited liability company, and Midway Home Studios Inc., a Delaware corporation (collectively, the "Guarantors", and each individually, a "Guarantor") in favor of Wells Fargo Foothill, Inc., a California corporation ("Agent"), as administrative agent for the Lenders (as defined below) and in light of the following:

          FACT ONE: Midway Home Entertainment Inc., a Delaware corporation, and Midway Amusement Games, LLC, a Delaware limited liability company (together, the "Borrowers" and each, individually, a "Borrower"), the Guarantors as credit parties, certain lenders from time to time party thereto and Agent are, contemporaneously herewith, entering into the Loan Documents; and

          FACT TWO: In order to induce Agent and Lenders to extend financial accommodations to Borrowers pursuant to the Loan Documents, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by Agent and Lenders to Borrowers, whether pursuant to the Loan Documents or otherwise, each Guarantor has agreed to guarantee the Guaranteed Obligations.

          NOW, THEREFORE, in consideration of the foregoing, each Guarantor hereby agrees, in favor of Agent, as agent for itself and the Lenders, as follows:

          1.  DEFINITIONS AND CONSTRUCTION.

          (a) DEFINITIONS. The following terms, as used in this Guaranty, shall have the following meanings:

          "BANKRUPTCY CODE" means The Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101-1330), as amended or supplemented from time to time, and any successor statute, and any and all rules issued or promulgated in connection therewith.

          "GUARANTEED OBLIGATIONS" means any and all obligations, indebtedness, or liabilities of any kind or character owed by any Borrower to Agent and Lenders, or any of them, including all such obligations, indebtedness, or liabilities, whether for principal, interest (including any interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including, attorneys' fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, determined or indeterminate, whether any Borrower is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by Agent or Lenders.

          "LOAN DOCUMENTS" shall mean that certain Loan and Security Agreement, of even date herewith, among Agent as a lender, the arranger and as administrative agent for the Lenders, and the Lenders from time to time party to the Loan Agreement ("Lenders"), Borrowers and each of the

Guaranty - Signature Page

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Guarantors as credit parties (the "Loan Agreement"), any promissory notes issued by any Borrower in connection therewith, and those documents, instruments, and agreements which either now or in the future exist among any Borrower, any Guarantor, or any affiliate of any Borrower, on the one hand, and Agent or any Lender, on the other hand.

          (b) CONSTRUCTION. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term "including" is not limiting. The words "hereof", "herein", "hereby", "hereunder", and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference herein to any of the Loan Documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Agent, any Lender or any Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by each Guarantor, Agent, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Agent and each Guarantor.

          2. GUARANTEED OBLIGATIONS. Guarantors hereby irrevocably and unconditionally guarantee, on a joint and several basis, to Agent and Lenders, as and for its own debt, until the Guaranteed Obligations have been Paid in Full (as defined in the Loan Agreement), (a) payment of the Guaranteed Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of each Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrowers of all of the agreements, conditions, covenants, and obligations of Borrowers contained in the Loan Documents.

          Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any Liens granted by each Guarantor to secure the obligations and liabilities arising pursuant to this Guaranty, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, each Guarantor agrees that if this Guaranty, or any Liens securing the obligations and liabilities arising pursuant to this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such Lien shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such Lien to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance or fraudulent transfer under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

          3. CONTINUING GUARANTY. This Guaranty includes Guaranteed Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Agent and Lenders, (b) no such revocation shall apply to any Guaranteed Obligations in existence on such date (including, any subsequent continuation, extension, or renewal thereof, or change in the interest rate,

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payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Agent and Lenders in existence on the date of such revocation, (d) no payment by any Guarantor, any Borrower, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of any Guarantor hereunder, and
(e) any payment by any Borrower or from any source other than any Guarantor, subsequent to the date of such revocation, shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of any Guarantor hereunder.

          4. PERFORMANCE UNDER THIS GUARANTY. In the event that any Borrower fails to make any payment of any Guaranteed Obligations on or before the due date thereof, or if any Borrower shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 hereof in the manner provided in the Loan Documents, each Guarantor immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled.

          5. PRIMARY OBLIGATIONS. This Guaranty is a primary and original obligation of each Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the issuance of the notes, if any, issued in connection with the Loan Agreement. Each Guarantor agrees that it is directly, jointly and severally with any other guarantor of the Guaranteed Obligations, liable to Agent and Lenders, that the obligations of each Guarantor hereunder are independent of the obligations of any Borrower or any other guarantor, and that a separate action may be brought against each Guarantor whether such action is brought against any Borrower or any other guarantor or whether any Borrower or any such other guarantor is joined in such action. Each Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Agent or Lenders of whatever remedies it may have against any Borrower or any other guarantor, or the enforcement of any lien or realization upon any security Agent or Lenders may at any time possess. Each Guarantor agrees that any release that may be given by Agent or Lenders to any Borrower or any other guarantor shall not release such Guarantor. Each Guarantor consents and agrees that Agent or Lenders shall be under no obligation to marshal any assets of any Borrower or any other guarantor in favor of any Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

          6.  WAIVERS.

          (a) To the maximum extent permitted by law, each Guarantor hereby waives: (1) notice of acceptance hereof; (2) notice of any loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations; (3) notice of the amount of the Guaranteed Obligations, subject, however, to each Guarantor's right to make inquiry of Agent to ascertain the amount of the Guaranteed Obligations at any reasonable time; (4) notice of any adverse change in the financial condition of any Borrower or of any other fact that might increase any Guarantor's risk hereunder; (5) notice of presentment for payment, demand, protest, and notice thereof as to any promissory notes or other instruments among the Loan Documents; (6) notice of any event of default under the Loan Documents; and (7) all other notices (except if such notice is specifically required to be given to any Guarantor hereunder or under any Loan Document to which any Guarantor is a party) and demands to which any Guarantor might otherwise be entitled.

          (b) To the maximum extent permitted by law, each Guarantor hereby waives the right by statute or otherwise to require Agent to institute suit against any Borrower or to exhaust any rights and

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remedies, which Agent has or may have against any Borrower. In this regard, each
Guarantor agrees that it is bound to the payment of all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to Agent by each such Guarantor. Each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of any Borrower or by reason of the cessation from any cause whatsoever of the liability of any Borrower in respect thereof.

          (c) To the maximum extent permitted by law, each Guarantor hereby waives: (1) any rights to assert against Agent or any Lender any defense (legal or equitable), set-off, counterclaim, or claim which each Guarantor may now or at any time hereafter have against any Borrower or any other party liable to Agent or any Lender; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; and (3) any defense arising by reason of any claim or defense based upon an election of remedies by Agent or any Lender including any defense based upon an election of remedies by Agent or any Lender under the provisions of Sections 580d and 726 of the California code of Civil Procedure, or any similar law of California or any other jurisdiction.

          (d) To the maximum extent permitted by law, until the Guaranteed Obligations are Paid in Full and the Commitments have been terminated, each Guarantor hereby agrees not to exercise its right of subrogation any Guarantor has or may have as against any Borrower with respect to the Guaranteed Obligations. In addition, until the Guaranteed Obligations are Paid in Full and the Commitments have been terminated, each Guarantor hereby agrees not to proceed against any Borrower, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which any Guarantor may now have or hereafter have as against any Borrower with respect to the Guaranteed Obligations. Until the Guaranteed Obligations are Paid in Full and the Commitments have been terminated, each Guarantor also hereby waives any rights to recourse to or with respect to any asset of any Borrower.

          7. RELEASES. Each Guarantor consents and agrees that, without notice to or by any Guarantor and without affecting or impairing the obligations of any Guarantor hereunder, Agent may, by action or inaction:

          (i) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Loan Documents;

          (ii) release all or any one or more parties to any one or more of the Loan Documents or grant other indulgences to any Borrower in respect thereof;

          (iii) amend or modify in any manner and at any time (or from time to time) any of the Loan Documents; or

          (iv) release or substitute any other guarantor, if any, of the Guaranteed Obligations, or enforce, exchange, release, or waive any security for the Guaranteed Obligations (including, the collateral referred to in Section 18 hereof) or any other guaranty of the Guaranteed Obligations, or any portion thereof.

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          8.  NO ELECTION. Agent and Lenders shall have the right to seek recourse against any Guarantor to the fullest extent provided for herein, and no election by Agent to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Agent's right to proceed in any other form of action or proceeding or against other parties unless Agent has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Agent or Lenders under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of any Guarantor under this Guaranty except to the extent that Agent and Lenders finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

          9. INDEFEASIBLE PAYMENT. The Guaranteed Obligations shall not be considered Paid in Full for purposes of this Guaranty unless and until all payments to Agent and Lenders are no longer subject to any right on the part of any person, including any Borrower, any Borrower as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of any Borrower's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. Upon such full and final performance and payment of the Guaranteed Obligations whether by any Guarantor or any Borrower, neither Agent nor any Lender shall have any obligation whatsoever to transfer or assign its interest in the Loan Documents to any Guarantor. In the event that, for any reason, any portion of such payments to Agent and Lenders is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made, and each Guarantor shall be liable for the full amount Agent and Lenders is required to repay plus any and all costs and expenses (including attorneys' fees) paid by Agent and Lenders in connection therewith.

          10. FINANCIAL CONDITION OF BORROWERS. Each Guarantor represents and warrants to Agent that each such Guarantor is currently informed of the financial condition of each Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor further represents and warrants to Agent that each such Guarantor has read and understands the terms and conditions of the Loan Documents. Each Guarantor hereby covenants that each such Guarantor will continue to keep informed of each Borrower's financial condition, the financial condition of other guarantors, if any, and of all other circumstances that bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

          11. SUBORDINATION. Each Guarantor hereby agrees that any and all present and future indebtedness of any Borrower owing to any Guarantor is subject to that certain Intercompany Subordination Agreement, dated as of the date hereof, by and among the Guarantors, the Borrowers and Agent and postponed in favor of and subordinated to payment, in full, in cash, of the Guaranteed Obligations.

          12. PAYMENTS; APPLICATION. All payments to be made hereunder by any Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by any Guarantor hereunder shall be applied as follows: first, to all costs and expenses (including attorneys' fees) incurred by Agent and Lenders in enforcing this Guaranty or in collecting the Guaranteed Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Agent and Lenders constituting Guaranteed Obligations; and third, to the balance of the Guaranteed Obligations.

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          13. ATTORNEYS' FEES AND COSTS. Each Guarantor agrees to pay, on demand, all reasonable attorneys' fees and all other costs and expenses which may be incurred by Agent and Lenders in the enforcement of this Guaranty or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guaranteed Obligations (or any security therefor), whether or not suit is brought.

          14. [INTENTIONALLY LEFT BLANK]

          15. NOTICES. All notices or demands by any Guarantor, Lenders or Agent to the other relating to this Guaranty shall be in writing and either personally served or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, telefacsimile or telegram, and shall be deemed to be given for purposes of this Guaranty on the day that such writing is received by the party to whom it is sent. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this section, such writing shall be sent, if to a Guarantor, then to the address of Guarantors as set forth on the signature page hereof, and if to Agent or Lenders, then as follows:

                  Wells Fargo Foothill, Inc., as Agent
                  2450 Colorado Avenue, Suite 3000 West
                  Santa Monica, California  90404
                  Attn:  Business Finance Division Manager
                  Facsimile number:  310-453-7443

          16. CUMULATIVE REMEDIES. No remedy under this Guaranty or under any Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or under any Loan Document, and those provided by law or in equity. No delay or omission by Agent or Lenders to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Agent or Lenders to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

          17. BOOKS AND RECORDS. Each Guarantor agrees that Agent's books and records showing the account among Agent, Lenders and Borrowers shall be admissible in any action or proceeding and shall be binding upon each Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

          18. COLLATERAL. The obligations of each Guarantor hereunder are secured as provided in the Loan Agreement, and as further provided in (a) that certain Pledge Agreement of even date herewith by and between Agent and Midway Games Inc., (b) that certain Pledge Agreement of even date herewith by and between Agent and Midway Interactive Inc., and (c) that certain Pledge Agreement of even date herewith by and between Agent and Midway Home Studios Inc.

          19. SEVERABILITY OF PROVISIONS. Any provision of this Guaranty which is prohibited or unenforceable under applicable law, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

          20. ENTIRE AGREEMENT; AMENDMENTS. This Guaranty constitutes the entire agreement between each Guarantor and Agent pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by each Guarantor and Agent. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified

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therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar right or default or otherwise prejudice the rights and remedies hereunder.

          21. SUCCESSORS AND ASSIGNS. The death of any Guarantor shall not terminate this Guaranty. This Guaranty shall be binding upon each Guarantor's heirs, executors, administrators, representatives, successors, and assigns and shall inure to the benefit of the successors and assigns of Agent and Lenders; PROVIDED, HOWEVER, each Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without Agent's prior written consent. Any assignment without the consent of Agent shall be absolutely void. In the event of any assignment or other transfer of rights by Agent or any Lender, the rights and benefits herein conferred upon Agent or such Lender shall automatically extend to and be vested in such assignee or other transferee.

          22. OBLIGATIONS JOINT AND SEVERAL. Each Guarantor hereby agrees that such Guarantor is jointly and severally liable for the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Guaranteed Obligations owed or hereafter owing to Agent and Lenders by each other Guarantor.

          23. CHOICE OF LAW AND VENUE. THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF ANY GUARANTOR, LENDERS AND AGENT, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH GUARANTOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND DETERMINED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS, OR, AT THE SOLE OPTION OF AGENT, IN ANY OTHER COURT IN WHICH AGENT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

          24. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS GUARANTY, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF ANY GUARANTOR, LENDERS AND AGENT WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH GUARANTOR HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT AGENT MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF SUCH GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

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          IN WITNESS WHEREOF, each Guarantor has executed and delivered this
Guaranty as of the date set forth in the first paragraph hereof.

                                MIDWAY GAMES INC., a Delaware corporation

                                By Thomas E. Powell
                                Title Executive Vice President--Finance,
                                      Treasurer and Chief Financial Officer


                                MIDWAY GAMES WEST INC., a California corporation

                                By Thomas E. Powell
                                Title Executive Vice President--Finance,
                                      Treasurer and Chief Financial Officer


                                MIDWAY INTERACTIVE INC., a Delaware corporation

                                By Thomas E. Powell
                                Title Executive Vice President--Finance,
                                      Treasurer and Chief Financial Officer


                                MIDWAY SALES COMPANY, LLC, a Delaware limited liability company

                                By Thomas E. Powell
                                Title Executive Vice President--Finance,
                                      Treasurer and Chief Financial Officer


                                MIDWAY HOME STUDIOS INC., a Delaware corporation

                                By Thomas E. Powell
                                Title Executive Vice President--Finance,
                                      Treasurer and Chief Financial Officer


                                Guarantors' Address:
                                2704 West Roscoe Street
                                Chicago, Illinois 60618
                                Telephone 773-961-2222
                                Telefacsimile. 773-961-2299